SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              November 1, 2005
                              ----------------
                               Date of Report
                     (Date of earliest event reported)


                                GENOSYS, INC.
                                -------------
           (Exact name of registrant as specified in its charter)



    Utah                          000-49817                       87-0671592
    ----                          ---------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)
                          5063 North Riverpark Way
                             Provo, Utah 84604
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 319-2324
                               --------------
                       (Registrant's Telephone Number)

                                Not Applicable
                                --------------
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     (a) On September 27, 2005, we commenced the private offer and sale of 3,833,334 shares of our common stock that were "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission (the "SEC") to "accredited investors" only as that term is defined in Regulation D of the SEC at an offering price of $0.60 per share under Rule 506 of the SEC for anticipated gross proceeds of $2,300,000. As of November 1, 2005, we had sold 2,900,333 of the shares comprising this offering; that number of shares represents approximately 7% of the 41,254,000 shares of our common stock that were outstanding prior to the commencement of this offering. We anticipate completing the offer and sale of all 3,833,334 shares that are being offered in this private placement and closing the offering by November 7, 2005. We may amend our offering to increase the number of shares being offered in the event of an over subscription at the time of closing. There were no registration rights accorded investors in the offering.

     (c) There were no underwriting discounts or commissions payable in connection with the offering.

     (d) We relied on Rule 506 of Regulation D of the SEC as an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and: (i) all offerees and investors were "accredited investors"; (ii) each was provided with access to all material information about us and the offering at a reasonable time prior to any investment; and (iii) each was afforded an opportunity ask questions of and receive answers from any of our directors or executive officers with respect to us or our offering at a reasonable time prior to any investment.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENOSYS, INC.


Date: 11/02/05                          s/ John W. R. Miller
      --------                          ---------------------
                                        John W. R. Miller
                                        President and Director